UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 26, 2020

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2020, the board of directors (the “Board”) of CleanSpark, Inc., a Nevada corporation (the “Company”), upon recommendation of the compensation committee of the Board (the “Compensation Committee”) approved certain executive compensation changes for executives of the Company following the Company’s fiscal year ended September 30, 2020. The changes described below were made in an ordinary course annual review of executive compensation by the independent directors of the Compensation Committee and take into account the lack of formal executive compensation policies and written employment agreements for executives of the Company for fiscal year 2020 and industry standards moving forward for fiscal year 2021.

Executive Summary and Background

The goals of our compensation programs are to ensure that the interests of our employees, including our named executive officers, are aligned with the interests of our stockholders and our business goals and that the total compensation paid to each of our named executive officers is fair, reasonable and competitive.

We provide our executive officers with a significant portion of their compensation through cash incentive compensation based upon the achievement of corporate objectives for the year as well as through equity compensation, including premium priced stock options, which are options with exercise prices above the fair market value of the Common Stock on the date of grant. These two elements of executive compensation are aligned with the interests of our stockholders because the amount of compensation ultimately received will vary with our corporate and operational performance and, in the case of options, will result in value for the named executive officers only if our stock price increases.

Key elements of our compensation programs include the following:

Compensation Element	Purpose	Features
Base salary	To attract and retain experienced and highly skilled executives.	Fixed component of pay to provide financial stability, based on responsibilities, experience, individual contributions and benchmarked company data.

Annual cash incentive bonuses	To promote and reward the achievement of key short-term strategic and business goals of the Company as well as individual performance; to motivate and attract executives.	Variable component of pay based on annual corporate quantitative and qualitative goals.

Long-term Equity incentive compensation
To encourage executives and other employees to focus on long-term Company performance; to drive long-term stockholder value; to promote retention; to reward outstanding Company and individual performance.
Typically subject to vesting based on continued service and are primarily in the form of stock options, premium priced stock options and restricted stock, the value of which depends on the performance of our Common Stock price, in order to align employee interests with those of our stockholders over the longer-term.

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In addition to our direct compensation elements, the following features of our compensation program are designed to align our executive team with stockholder interests and with market best practices:

What We Do	What We Don't Do

✓ Maintain a benchmarking process, utilizing third-party independent tools

✓ Target pay based on market norms

✓ Deliver executive compensation primarily through performance-based compensation

✓ Offer market-competitive benefits for executives that are consistent with the rest of our employees

✓ Hold a say-on-pay vote at least once every 3 years

× Allow hedging of equity × Provide excessive perquisites × Provide supplemental executive retirement plans

During 2020, we made significant progress on our business goals. Our innovative technology enables distributed assets to function optimally in multiple applications. Our solutions meet the needs of an ongoing paradigm shift in the power, energy, and transportation industries to address the need for economic optimization and energy security, while meeting sustainability goals.

2020 results showcase the best year in the Company's history, setting the stage for meaningful future growth. These results include the following achievements that impacted executive compensation for the fiscal year ending September 30, 2020:

    Revenues more than doubled compared to the prior year, while navigating a global pandemic
    The Company successfully listing on Nasdaq
    Acquisition and integration of two companies that are cash flow positive
    Stock price improvement over the prior 12 months
    Software, service and related revenues have increased to be a larger percentage of total revenues to resulting in gross margin increasing significantly since October 2019
    Significantly improved cash balance and balance sheet

Setting Executive Compensation

The Compensation Committee is responsible for reviewing, and recommending to the Board for approval, the compensation of our executive officers, including our named executive officers. The Compensation Committee is composed entirely of non-employee directors who are "independent" as that term is defined in the applicable Nasdaq Rules. In making its recommendations regarding executive compensation, our Compensation Committee annually reviews the performance of our executives with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual incentive bonuses and performance measures, and grants of long-term equity incentive awards for each of our executives.

The Compensation Committee makes its determination regarding executive compensation and then makes a recommendation to the Board for approval. The Board discusses the Compensation Committee's recommendations ultimately approves the compensation of the executive officers.

In setting executive base salaries and bonuses and granting equity incentive awards, the Compensation Committee and the Board consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We generally target a competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term

Comparing Compensation to Market Benchmarks

In evaluating the total compensation of our named executive officers, our Compensation Committee, our Compensation Committee uses data from the Radford Global Technology executive compensation survey (the "Radford Survey"), to evaluate the competitive market when formulating its recommendation for the total direct compensation packages for our executive officers. The Radford Survey provides compensation market intelligence and is widely used within the technology industry.

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Due to the nature of our business, we also compete for executive talent with other companies, including public companies that are larger and more established than we are or that possess greater resources than we do, and with smaller private companies that may be able to offer greater equity compensation potential. While competitive practice is an important component of our compensation philosophy, it is not the sole determinant of executive compensation and benefit practices and programs and we do not automatically target our executive compensation at a specific percentage of the peer group average. Instead the Compensation Committee focuses on a balance of annual and long-term compensation, which is weighted toward "at risk" performance-based compensation.

Executive Employment Agreements

On October 26, 2020, the Company entered into new employment agreements (the “Employment Agreements”) with Zachary Bradford, Lori Love, Amanda Kabak, Amer Tadayon and S. Matthew Schultz (the “Executives”).

Zachary Bradford Employment Agreement

Mr. Bradford’s Employment Agreement provides for an annual base salary of $500,000 payable according to the Company’s normal payroll practices. In addition, Mr. Bradford will be entitled to receive: (i) an annual discretionary cash bonus based on the annual gross revenues of the Company and other benchmarks that may be identified at the discretion of the board of directors that is equivalent to no less than 50% of base salary, and (ii) a combination of restricted stock and stock options as incentive compensation that is at least 50% in value to base salary.

Mr. Bradford’s Employment Agreement can be terminated (i) with cause by the Company after at least three-fifths (or more than 60%) of the Board determines that cause exists (ii) by Mr. Bradford for any reason upon 10 days advanced prior written notice and (iii) by the Company for any reason upon 10 days advanced prior written notice.

Furthermore, Mr. Bradford, (i) upon termination for cause and upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance equal to three (3) months of base salary and other employment benefits if terminated in the first twelve (12) months of employment and six (6) months of the base salary and other employment benefits (including COBRA) thereafter, and (ii) upon termination without cause, all unvested securities shall immediately vest and become exercisable in full and, upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance of equal to six (6) months of the base salary and other employment benefits if terminated in the first twelve (12) months of employment and twelve (12) months of the base salary and other employment benefits thereafter and the Company shall pay Mr. Bradford an amount equal to 100% of the bonus paid to the Employee during the prior six (6) months, with the severance and the bonus payable in equal payments over 12 months following the effective date of the termination and subject to all applicable withholdings and taxes.

As compensation for performance during the most recent fiscal year ended September 30, 2020, Mr. Bradford was issued 75,000 shares of fully-vested common stock and granted fully-vested options to purchase 25,000 shares of common stock at an exercise price of $9.00.

For fiscal year 2021, Mr. Bradford was issued 69,000 shares of restricted stock subject to vesting conditions and which shall vest only upon achievement of certain corporate milestones set by the Compensation Committee and options to purchase 30,000 shares of common stock at an exercise price of $9.00 which shall vest upon achievement of certain corporate milestones set by the Compensation Committee.

Lori Love Employment Agreement

Ms. Love’s Employment Agreement provides for an annual base salary of $350,000 payable according to the Company’s normal payroll practices. In addition, Ms. Love will be entitled to receive: (i) an annual discretionary cash bonus based on EBITDA improvement of the Company and other benchmarks that may be identified at the discretion of the board of directors that is equivalent to no less than 20% of base salary, and (ii) a combination of restricted stock and stock options as incentive compensation that is at least 50% in value to base salary.

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Ms. Love’s Employment Agreement can be terminated (i) with cause by the Company after at least three-fifths (or more than 60%) of the Board determines that cause exists (ii) by Ms. Love for any reason upon 10 days advanced prior written notice and (iii) by the Company for any reason upon 10 days advanced prior written notice.

Furthermore, Ms. Love, (i) upon termination for cause and upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance equal to three (3) months of base salary and other employment benefits if terminated in the first twelve (12) months of employment and six (6) months of the base salary and other employment benefits (including COBRA) thereafter, and (ii) upon termination without cause, all unvested securities shall immediately vest and become exercisable in full and, upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance of equal to six (6) months of the base salary and other employment benefits if terminated in the first twelve (12) months of employment and twelve (12) months of the base salary and other employment benefits thereafter and the Company shall pay Ms. Love an amount equal to 100% of the bonus paid to the Employee during the prior six (6) months, with the severance and the bonus payable in equal payments over 12 months following the effective date of the termination and subject to all applicable withholdings and taxes.

As compensation for performance during the most recent fiscal year ended September 30, 2020, Ms. Love was issued 38,000 shares of fully-vested common stock and granted fully-vested options to purchase 12,500 shares of common stock at an exercise price of $9.00.

For fiscal year 2021, Ms. Love was issued 13,250 shares of restricted stock subject to vesting conditions and which shall vest only upon achievement of certain corporate milestones set by the Compensation Committee and options to purchase 10,000 shares of common stock at an exercise price of $9.00 which shall vest upon achievement of certain corporate milestones set by the Compensation Committee.

Amanda Kabak Employment Agreement

Ms. Kabak’s Employment Agreement provides for an annual base salary of $290,000 payable according to the Company’s normal payroll practices. In addition, Ms. Kabak will be entitled to receive: (i) an annual discretionary cash bonus based on the software enhancements and delivery targets of the Company and other benchmarks that may be identified at the discretion of the board of directors that is equivalent to no less than 30% of base salary, and (ii) a combination of restricted stock and stock options as incentive compensation that is at least 50% in value to base salary.

Ms. Kabak’s Employment Agreement can be terminated (i) with cause by the Company after at least three-fifths (or more than 60%) of the Board determines that cause exists (ii) by Ms. Kabak for any reason upon 10 days advanced prior written notice and (iii) by the Company for any reason upon 10 days advanced prior written notice.

Furthermore, Ms. Kabak, (i) upon termination for cause and upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance equal to three (3) months of base salary and other employment benefits if terminated in the first twelve (12) months of employment and six (6) months of the base salary and other employment benefits (including COBRA) thereafter, and (ii) upon termination without cause, all unvested securities shall immediately vest and become exercisable in full and, upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance of equal to six (6) months of the base salary and other employment benefits if terminated in the first twelve (12) months of employment and twelve (12) months of the base salary and other employment benefits thereafter and the Company shall pay Ms. Kabak an amount equal to 100% of the bonus paid to the Employee during the prior six (6) months, with the severance and the bonus payable in equal payments over 12 months following the effective date of the termination and subject to all applicable withholdings and taxes.

As compensation for performance during the most recent fiscal year ended September 30, 2020, Ms. Kabak was issued 13,000 shares of fully-vested common stock and granted fully-vested options to purchase 5,000 shares of common stock at an exercise price of $9.00.

For fiscal year 2021, Ms. Kabak was issued 15,000 shares of restricted stock subject to vesting conditions and which shall vest only upon achievement of certain corporate milestones set by the Compensation Committee and options to purchase 20,000 shares of common stock at an exercise price of $9.00 which shall vest upon achievement of certain corporate milestones set by the Compensation Committee.

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Amer Tadayon Amended and Restated Employment Agreement

Mr. Tadayon’s Employment Agreement, which amends, restates and supersedes his prior employment agreement dated as of January 31, 2020, provides for an annual base salary of $250,000 payable according to the Company’s normal payroll practices. In addition, Mr. Tadayon will be entitled to receive: (i) an annual discretionary cash bonus based on the annual gross revenue of the Company and other benchmarks that may be identified at the discretion of the board of directors that is equivalent to no less than 20% of base salary, and (ii) a combination of restricted stock and stock options as incentive compensation that is at least 50% in value to base salary. Mr. Tadayon is also entitled to receive a commission-based bonus on an annual basis which includes a non-recoverable draw at the annual rate of not less than Fifty Thousand Dollars (USD $50,000). Commission payments will not be made until such commissions exceed the draw, measured on an annual basis.

Mr. Tadayon’s Employment Agreement can be terminated (i) with cause by the Company after at least three-fifths (or more than 60%) of the Board determines that cause exists (ii) by Mr. Tadayon for any reason upon 10 days advanced prior written notice and (iii) by the Company for any reason upon 10 days advanced prior written notice.

Furthermore, Mr. Tadayon, (i) upon termination for cause and upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance equal to three (3) months of base salary and other employment benefits if terminated in the first twelve (12) months of employment and six (6) months of the base salary and other employment benefits (including COBRA) thereafter, and (ii) upon termination without cause, all unvested securities shall immediately vest and become exercisable in full and, upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance of equal to six (6) months of the base salary and other employment benefits if terminated in the first twelve (12) months of employment and twelve (12) months of the base salary and other employment benefits thereafter and the Company shall pay Mr. Tadayon an amount equal to 100% of the bonus paid to the Employee during the prior six (6) months, with the severance and the bonus payable in equal payments over 12 months following the effective date of the termination and subject to all applicable withholdings and taxes.

For fiscal year 2021, Mr. Tadayon was granted options to purchase 30,000 shares of common stock at an exercise price of $9.00 which shall vest monthly over the next 12 months.

S. Matthew Schultz Employment Agreement

Mr. Schultz’s Employment Agreement provides for an annual base salary of $350,000 payable according to the Company’s normal payroll practices. In addition, Mr. Schultz will be entitled to receive: (i) an annual discretionary cash bonus based on the annual gross revenues of the Company and other benchmarks that may be identified at the discretion of the board of directors that is equivalent to no less than 50% of base salary, and (ii) a combination of restricted stock and stock options as incentive compensation that is at least 50% in value to base salary.

Mr. Schultz’s Employment Agreement can be terminated (i) with cause by the Company after at least three-fifths (or more than 60%) of the Board determines that cause exists (ii) by Mr. Schultz for any reason upon 10 days advanced prior written notice and (iii) by the Company for any reason upon 10 days advanced prior written notice.

Furthermore, Mr. Schultz, (i) upon termination for cause and upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance equal to three (3) months of base salary and other employment benefits if terminated in the first twelve (12) months of employment and six (6) months of the base salary and other employment benefits (including COBRA) thereafter, and (ii) upon termination without cause, all unvested securities shall immediately vest and become exercisable in full and, upon signing and returning an effective waiver and release of claims, shall be entitled to receive severance of equal to six (6) months of the base salary and other employment benefits if terminated in the first twelve (12) months of employment and twelve (12) months of the base salary and other employment benefits thereafter and the Company shall pay Mr. Schultz an amount equal to 100% of the bonus paid to the Employee during the prior six (6) months, with the severance and the bonus payable in equal payments over 12 months following the effective date of the termination and subject to all applicable withholdings and taxes.

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As compensation for performance during the most recent fiscal year ended September 30, 2020, Mr. Schultz was issued 60,000 shares of fully-vested common stock and granted fully-vested options to purchase 20,000 shares of common stock at an exercise price of $9.00.

For fiscal year 2021, Mr. Schultz was issued 55,000 shares of restricted stock subject to vesting conditions and which shall vest only upon achievement of certain corporate milestones set by the Compensation Committee and options to purchase 24,000 shares of common stock at an exercise price of $9.00 which shall vest upon achievement of certain corporate milestones set by the Compensation Committee.

The foregoing description of the terms of the above Employment Agreements do not purport to be complete, and are qualified in their entirety by reference to the full text of the Employment Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and incorporated herein by reference.

Appointment of S. Matthew Schultz as Executive Chairman

Concurrently with the above changes, the Board appointed its current Chairman of the Board and former Chief Executive Officer, S. Matthew Schultz, to an executive position as Executive Chairman in recognition of the day-to-day responsibilities Mr. Schultz has been handling with the Company since his departure as CEO. Mr. Schultz will report to the Company’s current CEO and will still continue to serve as the Chairman of the Board. There was no previously occupant of the role.

There is no arrangement or understanding between Mr. Schultz and any other person pursuant to which Mr. Schultz was appointed as an executive officer. There are no family relationships between Mr. Schultz and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Schultz is not a participant in, nor is Mr. Schultz to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1	Employment Agreement, entered into by and between CleanSpark, Inc. and Zachary K. Bradford, dated October 26, 2020.

10.2	Employment Agreement, entered into by and between CleanSpark, Inc. and Lori Love, dated October 26, 2020.

10.3	Employment Agreement, entered into by and between CleanSpark, Inc. and Amanda Kabak, dated October 26, 2020.

10.4	Amended and Restated Employment Agreement, entered into by and between CleanSpark, Inc. and Amer Tadayon, dated October 26, 2020.

10.5	Employment Agreement, entered into by and between CleanSpark, Inc. and S. Matthew Schultz, dated October 26, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: October 28, 2020	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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